BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

Supplement dated February 12, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated April 30, 2019

Effective February 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The title of the section and first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Lawrence Kemp and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended December 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	18 $15.29 Billion	2 $1.47 Billion	1 $615.3 Million	0 $0	0 $0	0 $0
Phil Ruvinsky*	12 $21.56 Billion	3 $2.01 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Lawrence Kemp’s compensation as of December 31, 2018 and Phil Ruvinsky’s compensation as of January 31, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Lawrence Kemp	Russell 1000 Growth Index; Russell 1000 Growth Index in EUR; S&P 500 Index; Russell 1000 Growth Custom Index; Morningstar US Large-Cap Growth Equity; Morningstar Large Growth Morningstar Large Blend; and Morningstar Mid-Cap Growth
Phil Ruvinsky	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; and S&P 500 Index

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of December 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Lawrence Kemp	$100,001-$500,000
Phil Ruvinsky*	None

*	Information provided is as of December 31, 2019.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-EX-0220SUP

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